Exhibit 10.1
Execution Version
SECOND AMENDMENT
TO
CREDIT AGREEMENT
          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is being executed and delivered as of April 11, 2011 by and among CBIZ, Inc., a Delaware corporation (the “Company”), the “Guarantors” (as defined in the Credit Agreement referred to and defined below) signatory hereto, the several financial institutions signatory hereto as “Lenders” (as defined in the Credit Agreement) (collectively, the “Lenders”), and Bank of America, N.A. (“Bank of America”), as administrative agent under the Credit Agreement (in such capacity, the “Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement.
WITNESSETH:
          WHEREAS, the Company, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 4, 2010 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to or for the benefit of the Company;
          WHEREAS, in connection with the Credit Agreement, the Guarantors have each executed and delivered in favor of the Agent and the Lenders a certain Guaranty pursuant to which the Guarantors have guaranteed the Company’s obligations under the Credit Agreement;
          WHEREAS, the Company desires to amend certain provisions of the Credit Agreement, and subject to the terms and conditions set forth herein, the Lenders have agreed, to amend the Credit Agreement in certain respects as hereinafter set forth.
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Guarantors, the Lenders and the Agent, such parties hereby agree as follows:
          1. Amendment. Subject to the satisfaction of the conditions set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows (unless otherwise specified, section references used in this section shall refer to such sections of the Credit Agreement):
          (a) The definition of the term “Adjusted Senior Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
     “Adjusted Senior Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
First Amendment Effective Date through 6/29/2012	2.50:1.0
6/30/2012 through 12/31/2012	2.25:1.0
1/1/2013 through 6/29/2013	2.50:1.0
Thereafter	2.25:1.0.
          (b) The definition of the term “Adjusted Total Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
     “Adjusted Total Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
First Amendment Effective Date through 6/29/2012	3.75:1.0
6/30/2012 through 6/29/2013	3.50:1.0
Thereafter	3.25:1.0.
          (c) The definition of the term “Applicable Margin” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
     “Applicable Margin” shall mean on any date the applicable percentage set forth below based upon the Total Leverage Ratio shown in the Compliance Certificate then most recently delivered to the Agent and the Lenders:

Revolving Loans / Letters of Credit				Fees
Total Leverage	Base	Eurodollar	Letter of Credit
Ratio	Rate	Rate	Fees	Commitment Fee
≥ 3.50:1.00	1.500%	2.500%	2.500%	0.450%
≥ 3.00:1.00, but	1.250%	2.250%	2.250%	0.400%
< 3.50:1.00
≥ 2.50:1.00, but	1.000%	2.000%	2.000%	0.350%
< 3.00:1.00
≥ 2.00:1.00, but	0.750%	1.750%	1.750%	0.300%
< 2.50:1.00
< 2.00:1.00	0.500%	1.500%	1.500%	0.250%
; provided however that (i) for the period from April 11, 2011 to and including the delivery of the Compliance Certificate for the period ending March 31, 2011, the

Applicable Margin shall be determined as if the Total Leverage Ratio for such period were greater than or equal to 3:50:1.00, and (ii) if the Company shall have failed to deliver to the Lenders by the date required hereunder any Compliance Certificate pursuant to Section 7.02(b), then from the date such Compliance Certificate was required to be delivered until the date of such delivery the Applicable Margin shall be determined as if the Total Leverage Ratio for such period was greater than or equal to 3.50:1.00. Each change in the Applicable Margin (other than pursuant to clause (i) immediately above, which change shall take effect as provided in such clause) shall take effect with respect to all outstanding Loans on the third Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default or an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the third Business Day immediately succeeding the day on which such Default or Event of Default is either waived or cured (assuming no other Default or Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate (or clause (i) above, as applicable). Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.11(c).
          (d) The definition of the term “Arranger” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
     “Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger and book manager.
          (e) The definition of the term “Fixed Charges” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
     “Fixed Charges” means, with respect to the Company and its Subsidiaries (other than Excluded Subsidiaries) on a consolidated basis for any fiscal period of determination, (a) Consolidated Interest Expense paid in cash during such fiscal period, plus (b) scheduled payments of principal with respect to Indebtedness for such fiscal period (other than, for purposes of this definition, any payments scheduled on any put/call dates in respect of the Convertible Debt and any payments constituting contingent, deferred purchase price consideration obligations with respect to any Acquisition, including, without limitation, any “earn-out” obligations), plus (c) Rental Expense paid for such fiscal period.
          (f) The definition of the term “Revolving Termination Date” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
          “Revolving Termination Date” means the earlier to occur of:
          (a) June 4, 2015; and

     (b) the date on which the Revolving Loan Commitments terminate in accordance with the provisions of this Agreement.
          (g) The definition of the term “Senior Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
          “Senior Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
First Amendment Effective Date through 6/29/2012	2.75:1.0
6/30/2012 through 12/31/2012	2.50:1.0
1/1/2013 through 6/29/2013	2.75:1.0
Thereafter	2.50:1.0.
          (h) The definition of the term “Swing Line Termination Date” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
          “Swing Line Termination Date” means the earlier to occur of:
          (a) June 4, 2015; and
          (b) the Revolving Termination Date.
          (i) The definition of the term “Total Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:
          “Total Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
First Amendment Effective Date through 6/29/2012	4.00:1.0
6/30/2012 through 6/29/2013	3.75:1.0
Thereafter	3.50:1.0.
          2. Effectiveness of Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be expressly conditioned upon satisfaction of the conditions set forth below:
          (i) the receipt by the Agent of (x) an executed counterpart of this Amendment executed and delivered by duly authorized officers of the Company, the Guarantors and the

Lenders and (y) each of the items listed on Schedule I hereto, in form and substance satisfactory to the Agent; and
          (ii) payment in full, in immediately available funds, to the Agent of (x) an amendment fee for the account of each Lender that executed and delivers a counterpart hereof on or prior to April 11, 2011, in the amount of 0.125% of such Lender’s Revolving Loan Commitment and (y) an arrangement fee for the sole account of the Arranger as described in that certain letter agreement dated as of April 11, 2011 among Bank of America, Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor to Banc of America Securities LLC), as Arranger, and the Company (all of which fees the Company hereby agrees to pay concurrently with its execution and delivery of this Amendment and agrees and acknowledges that such fees are fully-earned and non-refundable).
          3. Representations and Warranties.
     (a) The Company hereby represents and warrants that this Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.
     (b) The Company hereby represents and warrants that its execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any Governmental Authority, or of any other third party under the terms of any contract or agreement to which the Company or any of the Company’s Subsidiaries is bound.
     (c) The Company hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Company contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Company’s execution and delivery of this Amendment in all material respects as though made on and as of such date.
     (d) The Company hereby represents and warrants that there are no actions, suits, investigations, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, its Subsidiaries or any of their respective properties which purport to affect or pertain to this Amendment, the Credit Agreement or any other Loan Document or any of the transactions contemplated hereby or thereby, or which could reasonably be expected to have a Material Adverse Effect
          4. Reaffirmation, Ratification and Acknowledgment; Reservation. The Company and each Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which they are a party, (b) agrees and acknowledges that such ratification and reaffirmation are not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company or such Guarantor with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement as amended hereby and each of the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lenders. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.
          5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
          6. Agent’s Expenses. The Company hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.
          7. Counterparts. This Amendment may be executed in counterparts and all of which together shall constitute one and the same agreement among the parties.
* * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CBIZ, INC.
By	/s/ Jerome P. Grisko, Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	President & Chief Operating Officer

BANK OF AMERICA, N.A., as Agent
By	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, as the Issuing Bank and as Swing Line Bank
By	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Senior Vice President
CH1 5773554v.5Signature Page to
Amendment No. 2 to Credit Agreement
Page 7 of 9CH1 5773554v.5

HUNTINGTON NATIONAL BANK, as a Lender
By	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Senior Vice President
Signature Page to
Second Amendment to
Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender
By	/s/ Phillip R. Duryea
	Name:	Phillip R. Duryea
	Title:	Senior Vice President
Signature Page to
Second Amendment to
Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By	/s/ Jeff Kalinowski
	Name:	Jeff Kalinowski
	Title:	Senior Vice President
Signature Page to
Second Amendment to
Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Vice President
Signature Page to
Second Amendment to
Credit Agreement

FIFTH THIRD BANK, as a Lender
By	/s/ Martin H. McGinty
	Name:	Martin H. McGinty
	Title:	Vice President
Signature Page to
Second Amendment to
Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By	/s/ Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President
Signature Page to
Second Amendment to
Credit Agreement

GUARANTORS:

CBIZ ACCOUNTING, TAX & ADVISORY OF ATLANTA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF MARYLAND, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF CHICAGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF COLORADO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF FLORIDA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF KANSAS CITY, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF MINNESOTA, LLC (FORMERLY
CBIZ SK&B, LLC AND CBIZ BVKT, LLC)
CBIZ ACCOUNTING, TAX & ADVISORY OF NEW ENGLAND, LLC (FORMERLY
CBIZ ACQUISITION A, LLC)
CBIZ ACCOUNTING, TAX & ADVISORY OF NEW YORK, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF OHIO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF NORTHERN CALIFORNIA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF ORANGE COUNTY, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF PHOENIX, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF SAN DIEGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF ST. LOUIS, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF TOPEKA, LLC

By:	/s/ Jerome P. Grisko, Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	Executive Vice President
Signature Page to
Second Amendment to
Credit Agreement

GUARANTORS (continued):

CBIZ ACCOUNTING, TAX & ADVISORY OF UTAH, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF WICHITA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY, LLC
CBIZ BEATTY SATCHELL, LLC
CBIZ BENEFITS & INSURANCE SERVICES, INC.
CBIZ FAMILY OFFICE SERVICES, LLC (FORMERLY MAHONEY COHEN
FAMILY OFFICE SERVICES, LLC)
CBIZ GIBRALTAR REAL ESTATE SERVICES, LLC
CBIZ RISK & ADVISORY SERVICES LLC
CBIZ INSURANCE SERVICES, INC.
CBIZ KA CONSULTING SERVICES, LLC
CBIZ M & S CONSULTING SERVICES, LLC
CBIZ M.T. DONAHOE & ASSOCIATES, LLC
CBIZ MEDICAL MANAGEMENT, INC.
CBIZ MEDICAL MANAGEMENT NORTHEAST, INC.
CBIZ MEDICAL MANAGEMENT PROFESSIONALS, INC.
CBIZ MMP OF TEXAS, LLC
CBIZ NETWORK SOLUTIONS, LLC
CBIZ NATIONAL TAX OFFICE, LLC (FORMERLY CBIZ UNCLAIMED PROPERTY SERVICES, LLC)
CBIZ RETIREMENT CONSULTING, INC.
CBIZ SOUTHERN CALIFORNIA, LLC
CBIZ SPECIAL RISK INSURANCE SERVICES, INC.
CBIZ TECHNOLOGIES, LLC
CBIZ VALUATION GROUP, LLC
EFL ASSOCIATES OF COLORADO, INC.
EFL ASSOCIATES, INC.
EFL HOLDINGS, INC.
MHM RETIREMENT PLAN SOLUTIONS, LLC
MEDICAL MANAGEMENT SYSTEMS, INC.
TRIMED INDIANA, LLC

By:	/s/ Jerome P. Grisko, Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	Executive Vice President
Signature Page to
Second Amendment to
Credit Agreement

GUARANTORS (continued):

CBIZ MHM, LLC
CBIZ NETWORK SOLUTIONS CANADA, INC.
CBIZ OPERATIONS, INC.
CBIZ WEST, INC.
CBIZ TAX AND ADVISORY OF NEBRASKA INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF MEMPHIS, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF SOUTHWEST FLORIDA, LLC
ONECBIZ, INC.

By:	/s/ Jerome P. Grisko, Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	President
Signature Page to
Second Amendment to
Credit Agreement

Exhibit 10.1
SCHEDULE I
Closing Deliveries
A.	Corporate Deliveries

1.	Certificate executed by the Secretary of the Company certifying (i) the resolutions adopted by the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of the Amendment and performance of the Credit Agreement as amended thereby, (ii) the names, signatures and incumbency of the officers of the Company authorized to execute the Amendment on behalf of the Company, (iii) the Certificate of Incorporation of the Company certified as of a recent date by the Secretary of State of the State of Delaware and (iv) By-laws of the Company as in effect on the date of such certification.

2.	Articles or Certificate of Incorporation or Certificate of Formation, as applicable, of each Guarantor certified as of a recent date by the Secretary of State (or similar applicable Governmental Authority) of such Person’s jurisdiction of organization.

3.	Copies of the current By-laws or Operating Agreement, as applicable, of each Guarantor.

4.	Good Standing Certificates for the Company and each Guarantor from the Secretary of State (or similar applicable Governmental Authority) of its jurisdiction of organization as of a recent date.

B.	Legal Opinions

5.	Opinion of the Company’s counsel, Akin Gump Strauss Hauer & Feld, LLP.

6.	Opinion of Company’s general counsel, Michael W. Gleespen.